UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                              _________________

                                  FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

                       Date of Report: February 4, 2008

               NORTH AMERICAN GAMING AND ENTERTAINMENT COMPANY
	    ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   	    DELAWARE         	     0-5474         	 75-2571032
	---------------		----------------    -------------------
	(State or Other		(Commission File      (IRS Employer
	Jurisdiction of    	     Number)        Identification No.)
	Incorporation)


                 FIFTH FLOOR, HIGH-TECH MANSION, GAOXIN ROAD,
                        HI-TECH ZONE, XI'AN P. R. CHINA
		 --------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                    710075
				  ----------
                                  (Zip Code)


                                 029-88331685
	      --------------------------------------------------
              Registrant's telephone number, including area code


                              3300 OAK LAWN AVENUE
                                DALLAS, TX 75219
	 ------------------------------------------------------------
         (Former Name or Former Address if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;

ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES;

ITEM 5.01   CHANGE IN CONTROL OF REGISTRANT; AND

ITEM 5.06   CHANGE IN SHELL COMPANY STATUS.

On February 4, 2008 (the "Closing Date"), North American Gaming and Entertainment Company (referred to herein as "Registrant","we," "us," or "our") completed and closed that certain Agreement Concerning the Exchange of Common Stock between the Registrant, Shaanxi Chang Jiang Si You Neng Yuan Fa Zhang Gu Feng You Xiang Gong Si (which translated to English means "Chang Jiang Petroleum Energy Development Stock Co. Ltd," hereafter as "Chang Jiang"), and the shareholders of Chang Jiang (the "Agreement"), pursuant to which the Registrant acquired Ninety seven point two Percent (97.2%) of the outstanding shares of Chang Jiang through the acquisition of One Hundred Percent (100%) of the outstanding shares of the indirect parent of Chang Jiang, in exchange for the issuance by the Registrant to the shareholders of Chang Jiang of Five Hundred Thousand (500,000) shares of Series C Convertible Preferred Stock ("Series C Preferred") of the Registrant (the "Exchange"). The Series C shares will be reduced by an amount sufficient to issue 4,500,000 shares of common stock to Capital Advisory Services, Inc. for its consulting services in connection with the acquisition. In connection with the Exchange, Chang Jiang will deliver Three Hundred Seventy Thousand Dollars ($370,000) to the Registrant and certain non-affiliates of the Registrant will transfer to Chang Jiang or its designee a total of Three Million Eight Hundred Thousand (3,800,000) shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Registrant which had been held for longer than Two (2) years by such non-affiliates, in exchange for the issuance by the Registrant to each such non-affiliate of 4,500,000 newly issued shares of Registrant (pre-split) common voting shares. To effect this condition, Registrant shall cause to be issued 2,250,000 newly issued (pre-split) common voting shares at closing to Michael Case, a citizen and resident of Dallas, Texas in exchange for 1,710,000 shares(pre-split), which have been held by Mr. Case for more than 2 years. In addition, Registrant shall also issue 2,250,000 newly issued (pre-split) common voting shares at closing to James Bowyer, a citizen and resident of Los Angeles, California in exchange for 2,050,000 shares (pre-split), which have been held by Mr. Bowyer for more than 2 years. The date of the original agreement was May 30, 2007, amended to July 5, 2007, but in all respects subject to signatures, regulatory approvals in China and deposits with Chang Jiang's attorneys, which were completed on February 4, 2008.

Under the Agreement, the Exchange closed upon the fulfillment of the certain conditions set forth therein, which includes, but is not exclusive of, the following: (1) the approval of our board of directors and those of Chang Jiang,
(2) each party furnished corporate and financial information sufficient for the other to conduct a reasonable due diligence review, (3) receipt by each party of certain officer's certifications, (4) delivery into escrow of the shares of Michael Case, a citizen and resident of Dallas, Texas in exchange for 1,710,000 shares(pre-split), which have been held by Mr. Case for more than 2 years and 2,050,000 shares (pre-split) and James Bowyer, a citizen and resident of Los Angeles, California in exchange for 2,250,000 newly issued (pre-split) common voting shares which have been held by Mr. Bowyer for more than 2 years, (6) our delivery into escrow of 500,000 shares of Series C Convertible Preferred Stock that carry the right to 1,218 votes per share and which will be convertible with common stock at a rate sufficient to yield an aggregate of 609 Million pre-split common shares upon conversion, as set forth in the Certificate of Designations for the benefit of Chang Jiang Shareholders, (7) deposit into escrow of Three Hundred Twenty Thousand U. S. Dollars ($320,000.00) by Chang Jiang (8) absence of material liabilities as defined by U.S. Generally Accepted Accounting Principles, and (9) the delivery into escrow of restricted and non-transferable stock certificates pursuant to a lock-up agreement, including shares held by E H. Hawes Trust and any shareholder entities controlled by him, Richard P. Crane and Daryl Case. The Agreement was filed with the SEC as an exhibit to a Current Report on Form 8-K, dated July 23, 2007. A copy of the Lock Up Agreement has been filed as an exhibit to this Current Report on Form 8-K.

Pursuant to the lock-up agreement, the shares of each of themwill be restricted and non-transferable shares for a period of time after the Closing Date.

The Company shall remove the restrictive legend regarding the lock-up agreement and permit sales collectively on a pro-rata basis thereafter on the following schedule provided that the selling party complies with Rule 144 in effecting such sales as follows:

      a. 5,000,000 pre-reverse split shares collectively shall be released and permitted for resale after the expiration of 90 days following the end day of closing until the expiration of 180 days following the Closing Date;

      b. 5,000,000 pre-reverse split shares collectively shall be released and permitted for resale after the expiration of 180 days following the end day of closing until the expiration of 270 days following the Closing Date;

      c. 5,000,000 pre-reverse split shares collectively shall be released and permitted for resale after the expiration of 271 days following the end day of closing until the expiration of 360 days following the Closing Date.

      d. On the one year anniversary date of the Closing Date, the lockup shall expire and all remaining shares shall be eligible for the removal of the restrictive legend and resale in accordance with law.

Pursuant to the Agreement, on the closing date the Company's existing directors, E.H. Hawes, II and Richard P. Crane, Jr., appointed five (5) new members to the Board and then resigned as directors, effective immediately. The new directors of the Company are Chen Wei Dong, currently chairman of Chang Jiang , Xu Wei, chief financial officer of Chang Jiang , Zhang Hong Jun, a director of Chang Jiang , Wang Sheng Li, a director of ChangJiang , Li Pin, a director of Chang Jiang and Tian Hai Long, a director of Chang Jiang . The new Board held a meeting immediately thereafter and appointed new officers of the Company. In addition, Xu Wei was appointed as the company's Chief Financial Officer.

As a result, we underwent a change in control, whereby the Chang Jiang Shareholders now have control. We filed an Information Statement complying with Rule 14f-1 under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission ("SEC") on December 7, 2007. The Information Statement describes the change in a majority of our Board of Directors (the "Board") and management that occurred in connection with the change of control described in this Report.

The Exchange is intended to constitute a tax-free reorganization pursuant to the provisions of Section 351of the Internal Revenue Code of 1986. We also filed with this Form 8-K audited financial statements of Chang Jiang as of December 31, 2006 and 2005 and the accompanying accountant's reports, and unaudited financial statements for the 9 months ended September 30, 2007.

Prior to the Closing, we had 41,788,552shares of common stock outstanding which includes 17,572,494 shares of Treasury stock recorded at cost, for a current total outstanding of 24,216,058 shares issued and outstanding. The Board of Directors had also designated a series of preferred stock, 1,600,000 shares of Class A Preferred Stock. 8,000,000 shares of Preferred Stock Series "B". As of the Closing Date none of the Class A or Class B Preferred Stock had been issued.

In March 2006, the board of directors of the Company extended the stock options for 1,000,000 shares of common stock to each of the directors then serving on the Board for a term of five years (expiring in March 2011), at the exercise price of $.03125 per share. The options were fully vested as of the date of grant. The intrinsic value of the options at the date of grant was $(0.00125) per share. In accordance with SFAS 123R, the Company recorded compensation expense of $28,000 in 2006 for the estimated fair value of these options at the date of grant. The estimated fair value of these options at grant date was determined using a Black-Scholes model with the following assumptions: risk-free interest rate of 4.72%, stock price volatility of 113% (determined from the volatility of the Company's stock price from December 31, 2003 through March 31, 2006), no expected dividends, and expected term of 5 years. None of these options were exercised during 2006. As of December 31, 2006, the remaining contractual term of the options was 4 3/4 years and the aggregate intrinsic value of the options was $8,750.

As of closing the Board also approved a 10 for 1 reverse stock split of the issued and outstanding shares of Common Stock to be consummated subsequent to the closing so as to effectively lower the number of issued and outstanding shares of Common Stock prior to closing to no more than 2,421,606 shares of common stock issued and outstanding. This action will be delayed and will not take effect until an Information Statement pursuant to 14C of the Securities Act can be filed with the Securities & Exchange Commission and action taken by our majority shareholder. Our common stock trades on the Over-The-Counter Bulletin Board under the symbol "NAGM."

Prior to the Closing, we were a shell company, other than a business combination related shell company, as that term is defined in Rule 12b-2 under the Exchange Act. Upon completion of the Exchange with the Chang Jiang Shareholders, we ceased to be a shell company. As of the Closing Date, the business of Chang Jiang constitutes our only ongoing business. The following provides disclosure regarding us and Chang Jiang and its parent and three subsidiaries.

                           DESCRIPTION OF BUSINESS

GENERAL


The Company was incorporated under the laws of the State of Delaware in 1969. The Company changed its name from Western Natural Gas Company to North American Gaming and Entertainment Corporation on October 17, 1994 in connection with its merger with OM Investors, Inc. Until August 20, 2001, the Company was engaged in the video gaming business through its partial ownership of three operating companies that operated video poker machines located in truck stops in Louisiana. Effective August 20, 2001, the Company sold all of the Company's interest in the three operating companies. The Company did not liquidate as a result of the sale of its assets but began to seek business and acquisition opportunities, leading to the Transactions.

Our primary business activity is exploration and we expect to begin mining, processing and distributing gold, zinc, and lead in 2008. Currently all of our business is in the Shaanxi Province, China . We have engaged in exploration and expect to begin to operate mines in the Qinba Mountain Area at a geologic junction of "Shan, Zha, Zhen, Xun", which are the four primary metallogenic prospective areas in the Shaanxi Province. This region has historically contained reserves of high-grade minerals of gold, lead and zinc. As this has traditionally been a mining area, we believe we can meet our requirements for experienced miners and general labor teams at an attractive cost.

Shaanxi Chang Jiang Si You Neng Yuan Fa Zhang Gu feng You Xian Gong Si ("Chang Jiang") was incorporated in the name of Weinan Industrial and Commercial Company Limited as a limited liability company in the PRC on March 19, 1999. The Company became a joint stock company in January 2006 with its business activities as an investment holding company and development of theme park in Xi'An, PRC. Beginning in August 2005, Chang Jiang contributed $7,928,532 by injection of certain land use rights in lieu of cash to the registered capital of Shaanxi Huanghe Wetland Park Company Limited ("Huanghe"), representing 92.93% of the equity of Huanghe.

In 2007 Chang Jiang engaged in a series of acquisitions, divestitures and exchanges that reorganized the company so that its operations are now principally mining lead, zinc and gold in an 67.82 sq. km area in Jiao Shan Zhai, Guo Jia Ling, Xunyang County, in the Shaanxi Province of China. The Company also anticipates entering in the business of production of ethanol from development of surface crops on its lands. The transactions and history of the Company is as follows.

On February 5, 2007, Chang Jiang entered into an agreement with a third party to acquire 40% of the equity interest in Dongfang Mining Company Limited ("Dongfang Mining") at a consideration of $3,032,883 payable in cash. Dongfang Mining has engaged in exploration for lead, zinc and gold mining near the city of Xi'An in the Shaanxi Province of the, PRC.

On March 22, 2007, Chang Jiang entered into an agreement with a related party of the Company to exchange its 92.93% interest in Huanghe for 20% equity interest in Dongfang Mining owned by the related party.

On August 15, 2007, 97.2% of the stockholders of Chang Jiang entered into a definitive agreement with Tai Ping Yang and the stockholders of Tai Ping Yang in which they disposed their ownership in Chang Jiang to Tai Ping Yang for 98% of ownership in Tai Ping Yang and cash of $1,243,364 payable on or before December 31, 2007.

Hongkong Wah Bon Enterprise Limited ("Wah Bon") was incorporated in Hong Kong on July 7, 2006 as an investment holding company and wholly owned foreign enterprise ("WOFE".) On September 2, 2007, Wah Bon acquired 100% ownership of Tai Ping Yang at a consideration of $128,205 in cash.

As a result of these various transactions, the resulting company as of the closing date is as follows:

      a.     Wah Bon owns 100% of Tai Ping Yang;

      b.     Tai Ping Yang owns 97.2% of Chang Jiang; and

      c.     Chang Jiang owns 60% of Dongfang.

The resulting corporate structure is diagrammed below:



							--------------------
							      Wah Bon
							--------------------
							          / 100%
							         /
							--------------------
							    Tai Ping Yang
							--------------------
							        /  97.2%
							       /
			--------------------		--------------------
			  Weinan Industrial  ___________     Changjing
			    Commercial Co.   Name Change     Petroleum
			--------------------		--------------------
							/	  /  60%
						       /	 /
					      Vent Out/ 	/
			-----------------		--------------------
		              Huanghe     ______________       DongFang
		 	      Weland	  Share Exchange        Mining
			-----------------		--------------------




Tai Ping Yang owed $1,243,364 to Chang Jiang and which is due on or before December 31, 2007.

On February 4, 2008, we completed the Exchange pursuant to the Plan of Exchange (the "Exchange") , by and among us, Chang Jiang, and the Chang Jiang Shareholders.. Under the Agreement, the Wah Bon shareholders will receive 500,000 shares of Series C Convertible Preferred Stock. The shares of Series C Preferred Stock will each carry the right to 1,218 votes per share and will be convertible into common stock at a rate sufficient to yield an aggregate of 609 Million pre-split common shares upon conversion, as set forth in the Certificate of Designations.

To comply with requirements of Chinese law (referred to as "WOFE"), we established the acquisition of Wah Bon and Tai Ping Yang to serve as offshore foreign entities for the purpose of consummating the acquisition. In the opinion of our Chinese counsel this permits the transfer of at least 97.2% shares of Chang Jiang to the first WOFE entity (Tai Ping Yang), then 100% shares of Tai Ping Yang to the second WOFE entity (Wah Bon.) Then 100% of the shares of Wah Bon can be conveyed to NAGM, indirectly making Chang Jiang a foreign entity. For purposes of the acquisition, all of Chang Jiang's rights, responsibilities and benefits are assigned to and assumed by Wah Bon. This procedure requires several stages of governmental approval by provincial authorities in the PRC. As of the Closing Date all requried approvals had been obtained.

Sales and Marketing

Although we have not yet begun to extract minerals from the property we have established a sales and marketing department.. These persons have focused on identifying and establishing relationships with Companies that are likely to require our products. Lead and zinc can be freely sold and marketed throughout the PRC. As China remains a net importer of these metals, we believe a customer base exists within China.

Industry

General

Our primary business activity is anticipated to be mining, processing and distributing gold, zinc, lead, and other mineral products for which China's modernizing economy has experienced rapid growth in its manufacturing capacity. Despite high rankings in world production of nonferrous metals, China is still a net importer of nonferrous metals including lead and zinc. China's natural resources include coal, iron ore, petroleum, natural gas, mercury, tin, tungsten, antimony, manganese, molybdenum, vanadium, magnetite, aluminum, lead, zinc, and uranium. There are governmental restrictions on foreign ownership of mines for gold and an outright ban on foreign ownership of mines for uranium.

We believe the increasing industrial capacity of China will continue to cause increased demand for industrial raw materials such as non-ferrous metals. We expect the price of zinc and lead will continue to increase although prices may experience significant fluctuation.

Mineral Deposits

Dongfang obtained the exploration rights to the Dongfang Parcel on Sep. 19th, 2003. In the same year, they finished 1/10,000 geological rough survey, geochemical profile survey and trench exploration on lead & zinc and gold mines in Dong Er Gou, Xunyang County within the area of 1.15 sq.km. by consigning the first geological team of Geology and Mineral Bureau of Shaanxi. Lead & zinc mineralization clues had been found and efforts began to evaluate reconnaissance and prospecting.

During 2005-2006, the company dug a prospecting hole with a spatial depth of more than 60 meters and a test trench with 240m3 in the region of Jiao Shan Zhai, and discovered five gold mine veins, each with a length of over 30 meters. Analyzed on the mineral information obtained, there are still relatively large gold deposits in this mining area. At the end of August, 2007, three lead and zinc ore bodies and a gold ore body was preliminarily proven up, as indicated in the exploration information of the geological team.

The mining area covered by the Dongfang Parcel can be divided into three areas. Gold deposits are known in the area and management has estimated gold reserves at about 3-5 tons. Total reserves of lead and zinc ore in this region is 3-5 million tons, whose average grade is 8-15% and some even can reach as high as 45% based on the geologic studies

Nonferrous Metals - Zinc

Lead and zinc resources are relatively abundant around the world. There is no deposit only of zinc under natural conditions, and ordinarily zinc exists with metals such as lead, copper, or gold, in the form of polymetallic ore. China's mining sector has experienced strong growth since 2001. Investment in mining exploration totaled 316.2 billion yuan (42.6 billion U.S. dollars) in the first nine months of 2007 according to Wang Min, Vice Minister of Land and Resources. At the China Mining Conference 2007 (sponsored by China's Ministry of Land and Resources), it was reported that China's mining output doubled to $190 Billion for the period 2000-2005. Iron ore production increased 38% to 406 Million tons and nonferrous metals increased 18% during that period. Nonetheless, China is still a net importer of lead and zinc.

Zinc is a soft metal used to makes brass when mixed with Copper. Zinc is used in the automotive and construction industries to galvanize steel, create metal alloys and in certain chemical processes. Research is being conducted in the area of zinc-air batteries.

According to the NONFERROUS METALS OUTLOOK, YEAR 2007 published by the Department of Natural Resources for the Canada Ministry of Public Works, deficits have occurred in each of the past five years for concentrate. Stockpiles have fallen and prices have risen as a result. In September, 2006 China eliminated its 5% export rebate on refined lead and zinc in September, resulting in increased costs for metal exported from China. Chinese exports had increased 16% in 2006 from the same ten month period in 2005.

In 2005 China ranked 1st in the world in zinc production and 5th in the world in lead production. In 2005, refined zinc output in China reached 2.71 million tons, increasing 38.5% compared to that of 2000. The average annual growth rate of China's zinc output was more than twice that of the world. Calculated by the data in 2005, zinc output in China took up about 1/5 of the total global output and refined zinc output occupied 1/4 of the total global output, which made it the country producing the largest amount of zinc in the world.

Worldwide zinc usage has increased from approximately 6,.1 Million tons in 1985 to 11 Million tons in 2005. The increase is expected to continue over the next five years to an annual rate of approximately 13 Million tons. Demand for zinc is strongest in Asia with China's usage expected to increase 6.5% in 2007.

Worldwide production is expected to increase 4.9% in 2007. Nonetheless, a deficit is expected to remain for the foreseeable future.

Average settlement prices for high grade zinc are listed below.

LONDON  METAL  EXCHANGE FOR HIGH GRADE ZINC (ANNUAL AVERAGE  SETTLEMENT PRICES)
2004 	$1047.83
2005  	$1381.55
2006    $3275.00
(US DOLLARS PER TON)

The bid/ask price for lead on the London Metals Exchange on November 28, 2007 was $1.0157 high bid and $1.1118 high ask. Source - Kitco Base Metals.

There are 433 above-surface mine enterprises in China, distributing in 24 provinces, cities and autonomous regions all over the country, including 37 enterprises whose respective annual output of zinc concentrate is more than 10 thousand tons and the total output of which takes up 45% of the nation's total. In 2005, zinc concentrate output of China was 2,547,800 tons and zinc output was 2,776,100 tons, increasing 43.11% and 41.85% respectively compared to those of 2000.

Lead

Lead is the heaviest common metal known for malleability. Lead is resistant to corrosion and used for protection against harmful X-Rays and radiation. According to the Nonferrous Metals Outlook published by the Department of Natural Resources for the Canada Ministry of Public Works, 75 % of the world's demand for lead is for lead acid batteries for use in the automobile, industrial and consumer sectors. It is also used to attenuate radiation from radioactive sources and to provide corrosive resistant finishes to roofing.

World lead usage has increased from 4 Million Tons in 1985 to 5 1/2 Million Tons in 2001. The forecasts are for increased usage up to approximately 6 Million tons. Usage slowed slightly from 1999 to 2004 as lawsuits in the U. S. over lead based paints and emissions forced closures and damages. Exide, a U.
S. lead acid battery producer, was forced into bankruptcy and the Lead Industries Association in the U. S. ceased its operations. Both cited the lawsuits as the primary factor.

In 2002 China ranked second to Australia in the production of lead. Worldwide demand is expected to increase from 1.5 to 2.0% with a considerable portion of the increase resulting from increased demand in China.

The following table sets forth the average daily closing prices of the following metals for 1995, 2000 and each year thereafter through 2006.

The average closing prices for lead on the London Metals exchange are as follows:

LONDON METAL EXCHANGE FOR LEAD


            2004                    2005                     2006
	    -----		    -----		     -----
            $0.40                   $0.44                    $0.58

(ANNUAL AVERAGE SETTLEMENT PRICES, (US DOLLARS PER POUND)

The bid/ask price for lead on the London Metals Exchange on November 28, 2007 was $1.3429 high bid and $1.3844 high ask. Source - Kitco Base Metals.



Gold

In 2006, the gross industrial output value realized by gold enterprises over the country was 4.835 billion Yuan, with a growth of 55.33% compared to the same period of last year; and the realized profit was 539 million Yuan, 58.95% higher that that of last year. Gold output of the country in January, 2007 was
19.856 tons, increasing by 4.065 tons, equal to a 25.74% growth, compared to the same period of last year.

It is estimated that gold consumption in China will increase from previous 200 tons per year to 400-500 tons over the next several years, which may influence the international gold market price to a certain extent.

Ethanol

Chang Jiang researched an ethanol fuel system for an ethanol fueled automobile. A prototype was begun and the results were promising. Changjiang acquired rights to land use of certain wetland in the Hechuan area. The Company intended to use this area to produce corn for ethanol production.

In 2007 the Company decided to focus its energies on the mining industry. As of 9-30-07 the Company recorded a $7.9 Million write down for discontinued operations to reflect the discontinued operations and show the reduction in the net land use rights.




Competition


Our competitors in the nonferrous metals markets are expected to be local and regional mining enterprise. Other companies in China that mine lead and zinc include Dongshengmiao Mining Industry Co, Ltd, Wancheng Trading & Mining Co., Ltd., Xinjiang Wuqia Tianzhen Mining Co., Ltd., and Wulatehouqi Qingshan Nonferrous Metal Development Co., Ltd. These competitors have more experience in the operation of mines and mining activities and have superior financial resources than we do. China is still a net importer of lead and zinc along with the markets for many other non-ferrous metals. Since supply in general cannot meet demand we do not expect that we will have difficulty selling our ore for the near future. The gold market on a worldwide basis has seen large increases in demand since 2001, resulting in more than threefold increase in prices per ounce. China has traditionally protected its metallurgy industry with high tariffs, import quotas and restrictions on foreign ownership. These tariffs and import quotas were adopted to provide protections to companies such as ours that were part of the domestic industry in China. Due to WTO membership, China will lower tariffs, eliminate import quotas and permit more foreign competition, resulting in reduced protection for Chinese companies against foreign competitors. To maintain its WTO membership, China must gradually reduce these tariffs and quotas and commitments and permit foreign enterprises opportunities to sell and distribute in China. Eventually they will be eliminated altogether. This is expected to increase the effect of foreign competition and the importation of foreign products.

We are unable to predict the effect these changes may have on our business, earnings, financial condition or the value of our properties and securities.


Government Regulation

We are subject to strict regulations imposed on mining companies in China. Regulations are issued or implemented by the the Ministry of Land and Resources, a division of the China State Council, and similar land use offices at the local level. These regulations cover virtually all aspects of exploration and mining of natural resources in China.

Chinese mining companies must obtain two separate permits from the land resource divisions of the Provincial government. The first permit must be obtained before a mining enterprise can conduct exploring activities. The Company has obtained this license. The regulations also require a second mining license for extraction activities. We have applied for this license and belief that the process will be completed in approximately 90 days. To maintain the licenses the Company must follow prescribed procedures in its exploring or mining activities.

Chinese regulations governing Work Safety require that we have a safety certification. These are administerd by the Administration of Work Safety before it can engage in either mining or extracting activities. All of our operating subsidiaries have obtained appropriate safety certification from the Administration of Work Safety of local governments. We also have been granted environmental certification from China Bureau of Environmental Protection.

Regulations governing the mining business in China include:

      Exploration and Mining Regulation (1958), amended to allow foreign investment in 1996;

      Exploration and Mining and Transfer of Rights Regulation (1998);

as well as numerous regulations governing safety by the China Mine Safety Law and environmental feasibility studies required by China Environmental Law.

The Chinese legal system is still developing and there is often confusion and uncertainty about the scope, interpretation and enforcement of its laws and regulations. The mining industry has been under scrutiny for its safety and environmental record and we cannot predict whether new laws or changes in interpretation and scope of existing laws may adversely affect our intended operations.

The Company has applied for excavation licenses in area for gold, lead and zinc mining within the land use area. The geographical locations for these sites are:

Eastern longitude: 109* 32' 00'' - 109* 35' 30''
Northern latitude: 32* 55' 45''  - 32 * 56' 45''

And

Eastern longitude: 109* 37' 11.0'' - 109* 38 08'.5"
Northern latitude: 32 * 58' 29.3"  - 32* 59' 14.7"

We expect to make application for the final required permits by and expect to obtain final approval during the first or second quarter of 2008. Upon approval, we will have the right to mine the specified areas. We expect to apply for additional extraction licenses within the land use area that have yielded positive results upon the conclusion of the exploration.
Summary of the Exploration Works in the dongfang Company


Geological Survey

The company commissioned a geological report from the First Geological Research Team of Shaanxi Geological and Mineral Department. A report dated October 26, 2007 was obtained that showed favorable results in several areas of the land use area. The report is summarized as follows:

1, Summary of the Geological Survey Report by the First Geological Research Team of Shaanxi Geological and Mineral Department dated January 13, 2008.

GEOLOGICAL CHARACTERISTICS OF THE MINING AREA

      a. Stratum

The surveyed area is mainly composed of metamorphic rock formed in middle-to-upper Silurian period and lower Devonian period. Most of the rocks are phyllite, sandstone, calcirudite rock, lime and dolomite.

      b. Structure

The surveyed area is situated in the northern margin of the draped belt formed by Baishui River and Bai River. The frame of the structure is composed by Tizi Rock-Shuhe faultage, which extends by an east-west position. The Nan Yangshan faultage runs through the northern part of the surveyed area. The main structure consists of on-growing fractures and draped belts.

     CHARACTERISTICS OF ORE / MINERALIZING ORE


     Ore  -containing  layer  of  lead-  zinc  ore is explored out through  the stratigraphic  identified  by 1:10000 Geological  Survey.  In  the  fourth lithologic section of middle  Silurian  period  at  Shuanghe  town and the merger  layers  of  upper Silurian period at Shuidong channel, the  mining sections are mainly composed of brown ferruginous sandstone, siltstone and grey-yellow powder phyllite  containing  sodium.. According to the survey,

     three lead-zinc mines and one goldenized mine were pitched:


      a. Lead zinc mine

         Mine KH1 situates at Guan Men Zi Ya-Cai Miao Ya district and it's 1.0-
         1.5 meters wide, 700 meters long and averagely 0.76 meters thick. The average grade of mineralization is Pb1.22%, Zn0.67%. Control
         Engineering: TC9, TC3,  YK1, TC6, TC18. The shape of the area is : 215
         o -32 o {angle} 12 o -32 o.

         Mine KH2 is shown in the Wang Jia Cao area and its 2.10 meters wide, 100 meters long and averagely2.06 meters thick. The average grade of mineralization is Pb0.85% Zn0.23%. Control Engineering: CK1. The shape of the area is: 325 o {angle} 16 o. (Note: Single engineering control)

         Mine KH3 is shown in the Gangou area and its 1-2 meters wide, 100 meters long and averagely1.19 meters thick. The average grade of mineralization is Pb0.71% Zn0.02%. Control Engineering: D34 sampling point. The shape of the area is: 350 o {angle} 32 o. (Note: single engineering control)

      b. Gold Mine

         Mine KH is shown in the Dong Gou area and its 0.50 meter wide, 100 meters long and averagely 0.50 meter thick. The average grade of mineralization is Au1.01g / t. Control Engineering: sampling point, 20 meter in the North of D206. The shape of the area is : 340 o {angle} 17 o. (Note: single engineering control)

     THE CHARACTERISTICS OF THE PROPOSED MINES


    The study revealed approximately 16  goldenized  minerals,  primarily  in 4 large  deposits  located at areas denoted as K1, K2 ,K3 and K11. Samplings in others areas are all single engineering control sites:


    a. K1


          The surface is controlled by six trenching structures. The length are

       360 meters and the  thickness  is 0.29-4.30 m, with an average thickness of 1.23 m. Ore body grade is 1.24  -  10.06  g / t ,the average grade of

       mineralization  is 2.7 g/t and the ore body occurrence   is1*  -  356  *

       {angle} 11 * - 50 *.


    b. K2


       Being controlled  by  three  trenching  structures.  The  length are 130 meters  and  the thickness is 0.22-0.89 m, with an average thickness  of

       0.55 m. Ore body grade is 1.29-9.51 g / t. , the average grade is 5.71 g

       / t and the ore body occurrence  is 24 * - 320 * {angle} 9 * - 24 * .


    c. K3


          Being controlled  by  two  trenching  structures.  The length are 100 meters  and  the  thickness  is  0.43-3.48 m, with an average  thickness of1.96  m. The Ore body grade is 5.10-12.94 g / t , the average grade is

       2.7 g / t and the ore body occurrence   is -310 * - 320 * {angle} 20 * -

       24 *.


    d. K11


        Being controlled by 1 trenching engineering  and  2 pitting structures.

        The length are 100 meters and the thickness is  0.13-1.62  m,  with  an average thickness of0.86  m. The average grade is  4.86-7.76 g / t, and the ore body occurrence  is 225 * -255 * {angle} 16 * -24 *


    GEOLOGICAL CONDITIONS OF THE ENGINEERING

    The roof and floor of the mines in the area mainly consist of sericite phyllite and sandstone. The fresh bedrock structure is dense. The grade of the rock is *. The cracks and holes show minimal changes, indicating a stable rock layer. This layer provides a very suitable foundation for excavation. During the course of construction there may be some small-scale breaks and cracks that need to be fortified. The transportation system is convenient and the water, electricity resources are sufficient to meet the construction needs.

    ESTIMATION OF RESOURCES

    Chang Jiang Shi You Neng Yuan Gong Si currently owns 3 main rich mining areas with large-scale gold reserves. It is primarily estimated that there are3-5 tons of gold reserves and there are 300 - 500 million tons of lead-zinc reserves. The average grade is 8-15*, with some ranging as high as 45%.

    BASIS

    The estimation of resources methods and requirements of this exploration is based on GB/T17766-1999" CLASSIFICATION FOR RESOURCES/RESERVES OF SOLID FUELS AND MINERAL COMMODITIES " and GB/T13908-2002 " General requirements for solid mineral exploration" DZ/T0214-2002 " Geological prospecting criterion for copper, lead, zinc, silver, nickel and molybdenum ore", "Reference manual of the mineral resource standard "and combined with the "opinion to the gold ore industry standard in `Shaan Xi Xun Yang Guo Jia Ling- Jiao Shan Zhai lead, zinc,gold ore exploration'"by Shaan Dong Kuang Fa*2007*002.to make out the industry standard to Jiao Jin Shan gold ore exploration*

    Cutoff Grade  0.5 g / t

    Minimum Industrial Grade 1.2 g / t

    the average grade of ore deposit 1.6 g / t

    The Minimum Mining Thickness  *0.8 M

    Thickness of the Interlayer to be Eliminated  *2.0 M


    When the ore body thickness is smaller than the the Minimum Mining Thickness, using m {multiply} g / t.

    RESOURCE ESTIMATION RESULTS

    As mines K2 and K11 are relatively small, so we just made resource estimation to K1 and K3 getting the intrinsic economic resources (334) .The ore is 69460.43 tons and the metal is 244.31 kg. The ore in K1 is 43639.07 TONS, AND THE metal is103.26 kg; The ore in K3 is 25821.36 TONS, AND THE metal is141.05 kg;

    MINERALIZATION FORECAST

      The exploration area is located in the northern margin of southern Qinling, Indo- Fold Belt Baishui Jiang- Bai He Fold Belt; the South East edge of Shan Zha Xun Chen Ji Pen Di. The area mainly exposes the sedimentary of paleozoic shallow metamorphised clastic rocks and carbonate rocks. Da Yang Synclinorium, Xun Yang anticline and Nan Yang Shan fault, Da Ling-Shu He fault form the the backbone of this area. The structure line lies from east to west. The characteristics of the rocks are easy of deformation and weak of metamorphism.

   1:50000 stream sediment survey and 1:10000 soil measurement fix a 5 km long,

   four km  wide gold anomalies area around Jiao Yang Shan Zhai about 15 square kilometres,  and  the anomaly area is about 0.11-3.15 square kilometers with abnormal value as high  as 2900 PPbin the centrel concentration and 277.1ppb for an average value.



Environmental Regulation

Environmental protection laws in China are established on a national basis by the State Environmental Protection Administration. Provincial andlocal authorities can set local regulations which may be more restrictive than the national standards. Environmental standards govern a variety of matters including disposal of solid waste, discharge of contaminated water and handling of gases, and emissions. The local authorities generally monitor and enforce the regulations, including the assessment and collection of fees, fines and administrative orders.

We have only been engaged in exploration efforts to date so our environmental impact has been limited. If we are successful in commencing our extraction operations, we expect to generate waste water, gases and solid waste. We will therefore be subject to all national and local regulations governing these activities.

We will likely require a license for the disposal of water and solid wastes. Licenses must be renewed annually. We expect to be able to comply with the regulations including the rules governing water and solid waste disposal.

Research and Development

For the past two years the Company has engaged in research and development efforts towards the development and application of ethanol based flexible fuel for use in automobiles. With the acquisition of Dong Fang we now have land use rights in 67.82 sq.km parcel located in Xunyang County, Shaanxi Province, PRC. We believe we can use a portion of the surface of the Dong Fang parcel to grow agricultural products which would be available for processing.

Employees

        As of the Closing Date, we have 46 full-time employees. This includes 4 people in marketing, 3 in manufacturing, 9 in research and development and quality control, 10 in financial and accounting, and 18 in general management. A breakdown of employees by subsidiary is below.

            	full-	Part-	Marketing	research and 	financial and	manufacturing	management
		time	time			development	accounting
		-----	-----	---------	------------	-------------	-------------	----------
CHANG JIANG 	18       0        3        	4                       4               0            7
DONG FANG   	16       0        1        	5                       2               3            5
TAI PIN YANG	0        0        0        	0                       0               0            0
WAHBON      	0        0        0        	0                       0               0            0
TOTAL       	34       0        4        	9                       6               3	    12





DESCRIPTION OF PROPERTIES


All land in China is owned by the State. Individuals and companies are permitted to acquire rights to use land or land use rights for specific purposes. In the case of land used for commercial purposes, the land use rights are granted for a period of 50 years. This period may be renewed at the expiration of the initial and any subsequent terms. Granted land use rights are transferable and may be used as security for borrowings and other obligations.

CORPORATE HEADQUARTERS Our corporate headquarters are located on leased premises consisting of 534 square meters located at SHAANXI CHANG JIANG PETROLEUM DEVELOPMENT CO ., LTD Fifth Floor, High-Tech Mansion, Gaoxin Road, Hi-tech Zone, Xi'An, Shaanxi Provence PRC, Postcode: 710075. Our Telephone number is 029-88331685 and our fax number is 029-88332335. The headquarters are leased from May 31, 2007 to June 1, 2008 at a rental rate of 300,000 RMB per year.


THE DONGFANG PARCEL

Xunyang County in the Shaanxi Province of southwestern China has an extensive history in mining. Called the "Golden State" in ancient times it is located in the Qinba Mountain Area at a geologic junction of "Shan, Zha, Zhen, Xun", which are the four primary metallogenic prospective areas in the Shaanxi Province. This area, having been likened to China's "Ural" is the resources reserve area of several metals in China including gold, silver, copper, iron, lead, and zinc. Over 30 different minerals have been proven up in Xunyang County, including reserves of basic raw materials such as lead & zinc, gold, mercury & antimony, and limestone.

Our subsidiary Shaanxi Dongfang Mining Co., Ltd., obtained the mining rights to a 67.82 sq.km parcel in the Jiao Shan Zhai Mining Area, located in Xunyang County-Guo Jia Ling, Xunyang County, Shaanxi Province (the "Donfang Parcel.") Approval of the exploration rights was granted by appropriate authorities in certificate number is 6100000720386.

The Dongfang Parcel is located in the Guo Jia Ling- Jiao Shan Zhai Mining Area is located in eastern Xunyang County, under the jurisdiction of Shuhe Town, Guankou Town and Gouyuan Village, Xunyang County, and Shaanxi Province according to its administrative division. The North end of this mining area starts at Cai Jia Gou, at the south end at Cai Miao Ya. It begins in the east from Shi Jia Gou Nao and ends at Si Ren Gou in the west, with a whole area of
67.82 sq.km.; the geographic coordinates are: East Longitude, 109*26*30*-- 109*38*30*, and North Latitude, 32*55*45*--33*01*00*.

Mineral Deposits

Dongfang obtained the exploration rights to the Dongfang Parcel on Sep. 19th, 2003. In the same year, they finished 1/10,000 geological rough survey, geochemical profile survey and trench exploration on lead & zinc and gold mines in Dong Er Gou, Xunyang County within the area of 1.15 sq.km. by consigning the first geological team of Geology and Mineral Bureau of Shaanxi. Lead & zinc mineralization clues had been found and efforts began to evaluate reconnaissance and prospecting.

During 2005-2006, the company dug a prospecting hole with a spatial depth of more than 60 meters and a test trench with 240m3 in the region of Jiao Shan Zhai, and discovered five gold mine veins, each with a length of over 30 meters. Analyzed on the mineral information obtained, there are still relatively large gold deposits in this mining area. At the end of August, 2007, three lead and zinc ore bodies and a gold ore body was preliminarily proven up, as indicated in the exploration information of the geological team.

The mining area covered by the Dongfang Parcel can be divided into three areas. Gold deposits are known in the area and management has estimated gold reserves at about 3-5 tons. Total reserves of lead and zinc ore in this region is 3-5 million tons, whose average grade is 8-15% and some even can reach as high as 45% based on geologic studies.

Our  plan  for  2008 is to  finish  reconnaissance  and  evaluation  and  begin prospecting the known ore bodies and controlling the trench exploration. We intend to stress deep drilling and tunnel exploration validation. We hope this will allow us to enlarge the ore body scale and prove up the anomalous regions. We expect to accomplish this primarily with drilling and tunnel exploration.

Specific implementation methods are as follows:

   - Enhance the validation of geophysical prospecting abnormities, especially of the I and II class abnormities, make a conclusion on them as soon as possible to provide basis for next work;

   - Carry   out  geological  investigation  in  adjacent  regions,  with attention to the lead & zinc ore bodies;

   - Investigate other etallogenic areas, mainly through surface work, which may be combined with lijmited tunnel exploration and drilling;

   - Continue construction; and

   - Reach scale production by the end of 2008.




                                 RISK FACTORS


Our Company and its securities are subject to significant risks to its business, operations and financial condition. You should carefully consider the risks described in this section as well as the remainder of the information in this report. If we are unable to manage these risks or if any of the risks are realized, our business, operations, and financial condition and the value of our stock would likely suffer. In that event our investors and stockholders could lose all or part of their investment.


                        RISKS RELATING TO OUR BUSINESS


WE ARE AN EARLY STAGE EXPLORATION COMPANY FACING SIGNIFICANT FINANCIAL AND OPERATING RISKS.


We are an exploration stage mining company that has acquired land use rights and exploration permits to a tract of land in an area traditionally associated with mining in the Shaanxi Province of central China. We are currently focused on determining the degree of mineralization of lead, zinc and gold within our properties. While we believe that there may be an opportunity to obtain commercially viable amounts of lead, zinc and gold from our property, we still face substantial hurdles. The exploration and extraction of mineral deposits such as lead, zinc and gold incur significant financial risks. The results of exploratory investigations are not always reliable or accurate even if conducted in strict compliance with professional guidelines. Furthermore, the investment must occur over a significant period of time even though the quantity of minerals within any property is always finite. Many properties are unable to develop commercially viable mines even with positive exploration results. Successful extraction depends on very expensive processes such as drilling, mine construction and establishment of processing facilities. Mines are also hazardous and only a limited number of qualified, experienced miners exist. The Company must obtain additional permits and must ramp up operations after permitting to begin extraction. We are unable to assure you that we will ultimately be successful in meeting these challenges or, even if so, it will result in our mining operations becoming a commercial viable or profitable enterprise.


WE HAVE NOT YET OBTAINED ALL OF THE LICENSES FROM THE CHINESE GOVERNMENT THAT WE WILL NEED TO EXPLOIT ANY MINERALS ON OUR PROPERTIES.


China employs a two stage permitting process for permission to explore and extract minerals. The first permit allows a mining company to engage in exploration activities, such as boring exploratory holes, conducting mineral assays, and field testing. and so on. The Company's subsidiary, Dongfang Mining Company Limited, acquired this license in 2003 and has since engaged in activities to determine the estimated mineralization of the property and relative cost and process needed to extract.


The second permit is for exploitation, which permits excavation and sale of extracted minerals. The Company has applied for, but has not yet obtained, the permit required for excavation. While government officials have informally suggested that the permit will be approved, there can be no assurance that the Company will successfully obtain the required permit. In that event, the value of our interest in the properties would be seriously impaired and would like result in a significant loss of value for the Company's assets as well as its securities.


THERE IS NO ASSURANCE THAT OUR PROPERTY WILL CONTAIN SUFFICIENT QUANTITIES OF COMMERCIALLY MARKETABLE MINERALS FOR US TO BECOME COMMERCIALLY VIABLE OR THAT WE WILL BE ABLE TO ECONOMICALLY EXTRACT THE MINERALS.


We are an exploration stage Company and have not yet begun the process of extracting minerals from our property. We have engaged in limited investigation and geologic testing. Based on our preliminary findings, we believe there is sufficient mineralization to begin a commercially viable mining business. There can be no assurance however that our exploratory efforts will prove correct or that a commercially mineable mineralization exists on our property. Even if the conclusion that a sufficient quantity of minerals exists proves correct, it still may not be economically feasible to profitably extract the minerals for a wide variety of reasons, many of which are beyond the Company's ability to control. Therefore we can offer no assurance that a profitable mining business will result from our efforts.


WE HAVE HAD NO REVENUES, A LIMITED OPERATING HISTORY AND A HISTORY OF OPERATING LOSSES.


The Company has been a "shell company" as defined by 2005 amendments to the Securities Exchange Act. We had no operations and no significant assets and existed only for the purpose of locating a business or business opportunity with which to join forces. We acquired a Chinese corporation that has begun attempts to establish a mine for lead, zinc and gold in December, 2007.


The Company, through its subsidiaries,obtained a permit to begin exploratory efforts in 2003 and has not yet commenced actual mining of the land. We intend to commence extractions in 2008. We therefore have a very limited operating history upon which to base an evaluation of our business and prospects.


We have had no revenues and do not anticipate revenues until the exploitation permits are obtained, the mine infrastructure has been completed and the extraction of minerals has begun. As of December 31, 2005 and December 31, 2006, we had operating losses of $769,275 and $1,247,276 respectively. Net losses at December 31, 2005 and December 31, 2006 were $738,900 and $1,319,828, respectively. As of December 31, 2005 and December 31, 2006, we had comprehensive losses of $136,065 and $556,632, respectively. The improvement in the comprehensive losses was entirely the result of foreign currency translations gains, which have nothing to do without operations and cannot be counted upon to continue.


For the three month periods ending September 30, 2006 and September 30, 2007, we had operating losses of $158,596 and $191,986, respectively. Net losses for the three month periods ending September 30, 2006 and September 30, 2007 were $234,152 and $8,592,651, respectively.


These losses resulted from our exploration activities and corporate expenses including the amortization of our land use right which must be amortized over each year of its 50 year life, whether or not exploitation has occurred.


Our prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in their early stage of development. There can be no assurance that we will be successful in addressing such risks and any failure to do so may have a material adverse effect on our business, prospects, financial condition, and results of operations.


DUE TO OUR LIMITED OPERATING HISTORY, WE WILL BE UNABLE TO ACCURATELY FORECAST REVENUES.


Due to our limited operating history and our planned growth through increased sales, we are currently unable to accurately forecast our future revenues. Our current and future expense levels are largely based on our investment plans and estimates of future revenues, which are expected to increase. Revenues and operating results generally depend on the effectiveness of our marketing strategies to penetrate the market and the success of our research and development efforts which are difficult to forecast as we are in a relatively new company. We may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall in revenues in relation to our planned expenditures would have an immediate adverse effect on our business, prospects, financial condition, and results of operations. Furthermore, as a strategic response to changes in our competitive environment, we may from time to time make certain pricing or marketing decisions that could have a material adverse effect on our business, prospects, financial condition, or results of operations.


WE WILL NEED ADDITIONAL CAPITAL TO FUND OUR GROWING OPERATIONS, AND WE MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF OUR OPERATIONS.


As of December 31, 2005 and December 31, 2006, we had current assets of $177,581 and $359,264 respectively. The remainder of our assets consists of land use rights that are illiquid. As we begin to implement our strategies to excavate the property and exploit the minerals, we will likely experience cash flow deficits and increased capital needs that may exceed our available capital. We may need to fund our future operations with additional funding. Our capital needs will depend on numerous factors affecting our profitability, including (i) the time and expense of ramp up of the extraction activities,
(ii) the amount and quality of minerals extracted, (iii) our ability to contain expenditures, especially for administrative and transportation costs, and (iv) the amount of our expenditures. We cannot assure you that we will be able to obtain funding in the future to meet our needs.

We currently have no lines of credit or other arrangements for capital and cannot provide any assurance that additional funds will be available to us. Even if we locate available capital, it may be on unfavorable terms. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders.

FLUCTUATION OF THE CHINESE CURRENCY COULD MATERIALLY AFFECT OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

We have not yet commenced mining operations and do not have revenues. Since all of our revenues are expected to be derived and expenses and liabilities incurred are in China, by exchange rate fluctuations of the Chinese currency will affect our revenues and operating results. Presently we do not expect to sell our products outside of China but we could sell to foreign interests as a result of competitive forces or changes to our business plan.

For over a decade the value of the Chinese currency was pegged to the U. S. Dollar and fluctuations in value were therefore relatively mild. In July 2005, China abandoned the peg and changed to a floating exchange rate. The new rates are market based compared to a basket of foreign currencies. These changes would likely strengthen the RMB as compared to the U. S. Dollar and would likely make our products more expensive for U. S. and foreign buyers. We cannot give any assurance that the value of the RMB will continue to remain stable against the US dollar or any other foreign currency. Accordingly, we may experience economic losses and negative impacts on earnings and equity as a result of foreign exchange rate fluctuations. Furthermore, any devaluation of the RMB may adversely affect the dividends we may pay to our parent, thereby adversely affecting the value of, and dividends payable on, our common stock.

 We expect our revenues to consist almost entirely of Renminbi or "RMB", which is the Chinese currency. The RMB is currently not a fully convertible currency. The Chinese government may restrict future access to foreign currencies for current account transactions. This may make it difficult for us to transfer money from China to other countries on an economically advantageous basis or even at all. It may also make it difficult for us to provide a return on the investment of foreign capital on a liquid basis.


WE MAY BE ADVERSELY AFFECTED BY THE RISE IN CRUDE OIL PRICES AND MAY NOT BE ABLE TO PASS ON INCREASED COSTS ARISING FROM INCREASES IN CRUDE OIL PRICES.

Like many industries, our anticipated mining activities will draw heavily on machinery, equipment, processing facilities that rely on plentiful and relatively inexpensive oil products. Recent increases in the cost of crude oil has raised questions as to the costs and availability of the supply of crude oil. While we will attempt to pass these cost increases along to customers our ability to do so is dependent on then existing market conditions. If the availability or cost of oil based products suffers adverse changes, this would likely have a material adverse effect on our revenues, financial condition, results of operations, and the value of our properties and securities.

WE MAY BE ADVERSELY AFFECTED BY ENVIRONMENTAL REGULATIONS.

We are subject to PRC national and local environmental protection regulations which currently impose fees for the discharge of waste substances, require the payment of fines for pollution, and provide for the closure by the PRC government of any facility that fails to comply with orders requiring us to cease or improve upon certain activities causing environmental damage. Due to the nature of our business, we produce significant amounts of waste water, gas, and solid waste materials during the course of our production. We believe our environmental protection facilities and systems are adequate for us to comply with the existing national, provincial, and local environmental protection regulations. However, PRC national, provincial, or local authorities may impose additional or more stringent regulations which would require additional expenditure on environmental matters or changes in our processes or systems.

WE DEPEND ON OUR SENIOR MANAGEMENT AND KEY EMPLOYEES, THE LOSS OF WHICH COULD ADVERSELY AFFECT OUR OPERATIONS.


Much of our success will depend to a large degree upon our ability to identify, hire, and retain additional personnel, particular experienced miners and persons familiar with the marketing, manufacturing and administrative processes associated with mining. We depend on the skills of our management team and current key employees, such as Mr. Chen Wei Dong, our Chairman, President, and Chief Executive Officer. We may be unable to retain our existing key personnel or attract and retain additional key personnel.


The loss of any of our key employees or the failure to attract, and retain experienced miners or additional key employees could have a material adverse effect on our business and financial condition. In addition, several members of our senior management and/or key employees have joined us in recent months and may need to spend time to learn our business.


OUR SENIOR MANAGEMENT TEAM HAS NO EXPERIENCE IN RUNNING A PUBLIC COMPANY AND WILL NEED TO PROCURE ASSISTANCE FROM PROFESSIONAL ADVISERS AND THIRD PARTIES AT ADDITIONAL EXPENSE.


Our management team and current key employees have not been engaged in similar capacities with other public reporting companies and are not familiar with the multitude of filings, regulations and requirements applicable to a public company. We will require the assistance of outside counsel and accountants and perhaps other third party advisers as well. We have no assurance that we will successfully find qualified, experienced people to perform these tasks. Even if successful, the fees and expense for these third parties will be an additional administrative cost that may not be shared by our competitors. In addition, if the advice given or work performed by these outside advisers proves to be inadequate or incorrect, the Company and its management will nonetheless bear the brunt of the costs and penalties assessed, with limited avenues of redress against the outside advisers.

RISKS RELATED TO OUR INDUSTRY


RISKS ASSOCIATED WITH MINING.


The Company's operations are subject to all of the hazards and risks normally incident to the exploration for and development and production of precious minerals, any of which could result in damage for which the Company may be held responsible. Many hazards are beyond our control, such as unusual or unexpected rock formations, bad weather, landslides, cave-ins, high water tables, flooding or other unfavorable conditions that are unknown until we begin extraction of minerals. If we experience losses from these or other risks, it may cause substantial delays and require significant additional expenditures. These conditions would likely adversely affect the Company's business, financial condition and the value of our securities.

China has recently experienced a number of serious incidents in its mining industry that resulted in loss of life and serious personal injury. Some mines have collapsed or were otherwise forced to close due to unsafe conditions. We would likely suffer material losses if any of these events were to occur, and the effect on our business and the price of our securities would be adverse and maybe irreversible.



MARKET PRICES FOR NON-FERROUS METALS FLUCTUATE AND COULD ADVERSELY AFFECT THE VALUE OF OUR COMPANY AND OUR SECURITIES.

Market prices for lead, zinc and gold, the metals we primarily intend to mine experience significant fluctuations in price. We are entering the business at a time that the prices were these metals are extraordinarily high, and there is no guarantee that the high prices will be maintained. The profitability of our operations will be directly related to the prices we will be able to obtain in the marketplace. The market prices of lead, zinc, gold and non-ferrous metals are subject to factors beyond our control. These factors include changes in legal and regulatory requirements, changes in the exchange rates of the Renminbi and other currencies, political and economic factors and variations in production costs among a number of other factors. A reduction in the price or demand for our metals would adversely impact our expected revenues.



THE CHINESE GOVERNMENT OWNS ALL LANDS IN CHINA, AND CHINA ISSUES LAND USE RIGHTS INSTEAD OF LEGAL TITLE TO THE PROPERTIES. THERE IS NO ASSURANCE THAT OUR RIGHTS TO THE PROPERTIES WILL NOT BE SUBJECT TO IMPAIRMENT OR LOSS.

Despite modernization efforts in many areas, China still adheres to a communist scheme for ownership of property that essentially vests title to the entire country in the Central Government. Rather than deeds or other evidence of ownership, land use rights are always subject to fixed periods of permitted land use. These periods are frequently 50 years and may be renewable under some circumstances. Our land use right is 50 years and is amortized over its life. We recorded accumulated amortization expense of $542,202 and $517,498 at December 31 2006 and 2005 respectively.

Disputes over mining claims are common. A loss of our property rights or mining rights would likely cause irreversible damage to the Company and the price of its securities and could result in the loss of the entire value of our Company.



NONFERROUS MINERALS ARE FINITE AND EACH MINE HAS A LIMITED USEFUL LIFE. WE HAVE PERFORMED ONLY LIMITED GEOLOGICAL STUDIES, AND OUR PLANS TO EXPLOIT OUR CURRENT PROPERTIES FOR NONFERROUS METALS MAY BE CURTAILED OR EXHAUSTED. WE HAVE NOT ENGAGED IN EFFORTS TO INVESTIGATE THE ACQUISITION OF OTHER AREAS OR ANY EXPANDED POTENTIAL FOR OUR PARCEL.

Mines have limited lives and usually cannot be re-commissioned after exhaustion of the economically extractable minerals. We must continually seek to replace and expand our mineralization and reserves through the acquisition of new properties. Significant competition exists for the acquisition of properties producing or capable of producing gold and non-ferrous metals. We may be at a competitive disadvantage in acquiring additional mining properties because we must compete with other individuals and companies, many of which may have greater financial resources and larger technical staffs than we have. As a result of this competition, we may be unable to acquire attractive mining properties on acceptable terms.

CHINA'S GROWTH HAS BEEN RAPIDLY ACCELERATING AND ANY REVERSAL OR SLOW-DOWN OF CHINA'S ECONOMIC GROWTH COULD LOWER DEMAND FOR OUR MINERALS AND MAY ADVERSELY AFFECT OUR GROWTH AND PROFITABILITY.

Essentially all of our business is located in China and will be conducted in China. We expect to sell all of our extracted minerals in China. The need for these minerals throughout the world is affected by the increasing demand in China. We are therefore depending on the continuation of the economic growth in China to maintain demand for our lead and zinc and, to a lesser extent , gold. The Chinese central government has recently suggested that it expect to control or slow the rate of growth of the Chinese economy. If the economic growth in China slows or reverses it would likely have an adverse effect on our business, its revenues and financial condition, and the value of our properties and securities. We cannot assure you that China's economic growth will continue at the recent pace or that any leveling or slow-down will not negatively affect our business.


SHORTAGES OF CRITICAL PARTS, EQUIPMENT AND SKILLED LABOR MAY ADVERSELY AFFECT OUR DEVELOPMENT PROJECTS.

The industry has been impacted by increased worldwide demand for critical resources such as input commodities, drilling equipment, tires and skilled labor. These shortages have caused and may continue to cause unanticipated cost increases and delays in delivery times, potentially impacting operating costs, capital expenditures and production schedules.


RISKS RELATING TO DOING BUSINESS IN THE PEOPLE'S REPUBLIC OF CHINA


WE ARE SUBJECT TO THE POLITICAL AND ECONOMIC POLICIES OF THE PEOPLES REPUBLIC OF CHINA, AND GOVERNMENT REGULATION COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR INTENDED BUSINESS.

All of our assets and operations are in the PRC. As a result our operating results and financial performance as well as the value of our securities could be affected by any adverse changes in economic, political and social conditions in China.

The Chinese government adopted an "open door" policy to transition from a planned economy to a market driven economy in 1978. Since then the economy of the PRC has undergone rapid modernization although the Chinese government still exerts a dominant force in the nation's economy. This continues to include reservation to the state of land use rights or mining and exploration rights and includes controls on foreign exchange rates and restrictions or prohibitions on foreign ownership in various industries including mining. All lands in China are state owned and only restricted "land use rights" are conveyed to business enterprises or individuals.

All of our intended exploration and mining activities require approvals from the local government authorities in China. Obtaining governmental approval is typically a lengthy and difficult process with no guaranty of success. Since the lands where our mines are located were acquired through the grant of a land use right, changes in government policy could adversely affect our business. This process may adversely affect our future business expansion.

The Chinese government operates the economy in many industries through various five-year plans and even annual plans. A large degree of uncertainty is associated with potential changes in these plans. Since the economic reforms have no precedent, there can be no assurance that future changes will not create materially adverse conditions on our business.

Some of the measures of The People's Republic of China are anticipated to negatively affect on us. For example, the government maintains control over capital investments in the mining of various 3precious metals, including gold. While we believe we currently comply with all applicable regulations, changes could be materially adverse. Also China has recently pronounced changes to tax regulations and regulations pertaining to business acquisitions.

Due to the limited effectiveness of judicial review, public opinion and popular voting there are few avenues available if the governmental action has a negative effect. Any adverse changes in the economic conditions, in government policies, or in laws and regulations in China could have a material adverse effect on the overall economic growth, which in turn could lead to a reduction in demand for our products and consequently have a material adverse effect on our business.

THERE  ARE RISKS INHERENT IN DOING BUSINESS IN CHINA  OVER  WHICH  WE  HAVE  NO
CONTROL.

The political and economic systems of the PRC are very different from the United States and more developed countries. China remains volatile in its social, economic and political issues which could lead to revocation or adjustment of reforms. There are also issues between China and the United States that could result in disputes or instabilities. Both domestically and internationally the role of China and its government remain in flux and could suffer shocks, or setbacks that may adversely affect our business.

THE CHINESE LEGAL SYSTEM IS MUCH DIFFERENT FROM THAT OF THE UNITED STATES WITH CONSIDERABLY LESS PROTECTION FOR INVESTORS, AND IT MAY BE EXTREMELY DIFFICULT FOR INVESTORS TO SEEK LEGAL REDRESS IN CHINA AGAINST US OR OUR OFFICERS AND DIRECTORS, INCLUDING CLAIMS THAT ARE BASED UPON U.S. SECURITIES LAWS.


All of our current operations are conducted in China. All of our current directors and officers are nationals or residents of China. All of the assets of these persons are located outside the United States in China. The PRC legal system is a civil law system. Unlike the common law system, the civil law system is based on written statutes in which decided legal cases have little value as precedents. As a result there is no established body of law that has precedential value as is the case in most western legal systems. Differences in interpretations and rulings can occur with little or no opportunity for redress or appeal.


As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon our officers and directors. Even if service of process was successful, considerable uncertainty exists as to whether Chinese courts would enforce U. S. laws or judgments obtained in the United States. Federal and state securities laws in the U. S. confer substantial rights to investors and shareholders that have no equivalent in China. Therefore a claim against us or our officers and/or directors or even a final judgment in the U. S. based on U. S. may not be heard or enforced by the Chinese courts.

In 1979, the PRC began to adopt a complex and comprehensive system legal system and has approved many laws regulating economic and business practices in the PRC including foreign investment. Currently many of the approvals required for our business can be obtained at a local or provincial level. We believe that it is generally easier and faster to obtain provincial approval than central government approval. Changes to existing laws that repeal or alter the local regulatory authority and replacements by national laws could negatively affect our business and the value of our securities.

China's regulations and policies include limits on foreign investments including investment in mining businesses and are still evolving. Definitive regulations and may affect percentage ownership allowed to foreign investment or even controls on the return on equity. Further, the various proposals are conflicting and we may not be aware of possible violations.


NEW CHINESE LAWS MAY RESTRICT OUR ABILITY TO CONTINUE TO MAKE ACQUISITIONS OF BUSINESSES IN CHINA.

New regulations on the acquisition of businesses commonly referred to as "SAFE" regulations (State Administration of Foreign Exchange) were jointly adopted on August 8, 2006 by six Chinese regulatory agencies with jurisdictional authority. Known as the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors the new Rule requires creation of offshore Special Purpose Ventures, or SPVs, for overseas listing purposes. Acquisitions of domestic Chinese companies require approval prior to listing securities on foreign exchanges.

We obtained the approvals that we believe are required in making the acquisitions that formed the present company. Nonetheless, our growth has largely been by acquisition and we intend to continue to make acquisitions of Chinese businesses. Since the "SAFE" rules are very recent there are many ambiguities and uncertainties as to interpretation and requirements. These uncertainties and any changes or revisions to the regulations could limit or eliminate our ability to make new acquisitions of Chinese businesses in the future.

WE MAY BE AFFECTED BY RECENT CHANGES TO CHINA'S FOREIGN INVESTMENT POLICY, WHICH WILL CHANGE THE INCOME TAX RATE FOR FOREIGN ENTERPRISES.

On January 1, 2008 a new Enterprise Income Tax Law will take effect. The new law revises income tax policy and sets a unified income tax rate for domestic and foreign companies at 25 percent. It also abolishes favorable treatment for foreign invested enterprises. When the new law takes effect, foreign invested enterprises will no longer receive favorable tax treatment. Any earnings we may obtain may be adversely affected by the new law.

CHINA CONTROLS THE CURRENCY CONVERSION AND EXCHANGE RATE OF ITS CURRENCY, WHICH COULD ADVERSELY AFFECT OUR FINANCIAL CONDITION.


The Chinese government imposes control over the conversion of the Chinese currency, the Renminbi, into foreign currencies, although recent pronouncements indicate that this policy may be relaxed. Under the current system, the People's Bank of China publishes a daily exchange rate based on the prior day's activity which controls the inter-bank foreign exchange market. Financial institutions are permitted a narrow range above or below the exchange rate based on then current market conditions. Since 1977 the State Council has prohibited restrictions on certain international payments or transfers for current account items. The regulations also permit conversion for distributions of dividends to foreign investors. Investment in securities, direct investment, and loans, and security investment, are still subject to certain restrictions.


For more than a decade the exchange rate for the Renminbi ("RMB") was pegged against the United States dollar leaving the exchange rates relatively stable at roughly 8 RMB for 1 US Dollar. The Chinese government announced in 2005 that it would begin pegging the Renminbi exchange rate against a basket of currencies, instead of relying solely on the U.S. dollar. This has recently caused the dollar to depreciate as against the RMB. As of November 23, 2007, the rate was 7.3952 RMB for 1 US Dollar. Since all of our expected operations are in China, significant fluctuations in the exchange rate may materially and adversely affect our revenues, cash flow and overall financial condition.


CHINESE LAW REQUIRES APPROVAL BY CHINESE GOVERNMENT AGENCIES AND COULD LIMIT OR PROHIBIT THE PAYMENT OF DIVIDENDS FROM ANY PROCEEDS OBTAINED FROM LIQUIDATION OF OUR ASSETS.


All of our assets are located inside the Peoples Republic of China. Chinese law governs the distributions that can be made in the event of liquidation of assets of foreign invested enterprises. While dividend distribution is allowed it is subject to governmental approval. Liquidation proceeds would also be subject to foreign exchange control. We are unable to predict the outcome in the event of liquidation insofar as it affects dividend payment to non- Chinese nationals.


CHINA HAS BEEN THE LOCALE FOR THE OUTBREAK OF VARIOUS DISEASES AND A PANDEMIC CAUSED BY DISEASES SUCH AS SARS, THE AVIAN FLU, OR SIMILAR DISEASES COULD HAVE A MATERIALLY ADVERSE EFFECT ON OUR WORKERS AND EVEN THE CHINESE ECONOMY IN GENERAL, WHICH MAY ADVERSELY AFFECT BUSINESS.


 The World Health Organization reported in 2004 that large scale outbreaks of avian flu throughout most of Asia, including China, had nearly caused a pandemic that would have resulted in high mortality rates and which could cause wholesale civil and societal disruption. There have also been several potential outbreaks of similar pathogens in China with the potential to cause large scale disruptions, such as SARS, pneumonia and influenza. Any future outbreak which infiltrates the areas of our operations would likely have an adverse effect on our ability to conduct normal business operations.


RISKS RELATING TO OUR COMMON STOCK


THERE IS CURRENTLY A LARGE MARKET OVERHANG IN OUR COMMON STOCK AND FUTURE CONVERSIONS AND SALES OF OUR COMMON STOCK COULD DEPRESS THE MARKET PRICE AND DIMINISH THE VALUE OF YOUR INVESTMENT.


The Company recently issued 500,000 shares of Series C Convertible Preferred Stock in the exchange of securities that acquired our current assets and operations. Each share of Series C Preferred Stock carries the right to 1,218 votes per share. If each share is converted, the Series C Convertible Preferred Stock will be convertible into common stock at a rate sufficient to yield an aggregate of approximately 609Million common shares. Future conversion and sales of shares of our common stock or securities that are convertible into our common stock, could adversely affect the market price of our common stock. If any of our principal stockholders sells a large number of shares or if we issue a large number of shares, the market price of our common stock could significantly decline. Moreover, the perception in the public market that our principal stockholders might sell shares of common stock could further depress the market for our common stock.


THERE IS A LARGE NUMBER OF PREFERRED SHARES OUTSTANDING THAT WILL RECEIVE PREFERENCES OVER THE COMMON STOCK IN THE DISTRIBUTION OF DIVIDENDS OR LIQUIDATED ASSETS AND VOTING RIGHTS, WHICH WILL LIMIT THE ABILITY OF THE COMMON STOCKHOLDERS TO HAVE AN EFFECTIVE VOICE IN THE MANAGEMENT OF THE COMPANY.


The Company currently has 500,000 shares of Series C Convertible Preferred Stock outstanding. Each of the preferred shares is entitled to receive preferential treatment in connection with the payment of dividends, distributions upon liquidation and voting rights. Each preferred share carries the right to vote the equivalent of 1,218 votes of common shares. Each preferred share will be automatically converted into 1,218 common shares upon approval and an amendment to the Certificate of Incorporation to increase the number of authorized shares. This effectively eliminates the ability of the common stock holders to participate in the management of the Company, such as the election of directors and corporate changes or conversions.


THE MARKET FOR SHARES OF OUR COMMON STOCK HAS BEEN LIMITED AND SPORADIC, AND THERE IS NO GUARANTEE THAT A MARKET WILL BE AVAILABLE FOR YOU TO SELL YOUR SHARES.


Shares of our common stock are not listed on any exchange but are sporadically traded in over the counter transactions or in inter-dealer quotations from time to time. Currently there are several market makers who have posted bid and ask prices for our shares but there is no guarantee that they or any other brokers will continue any activities. Our stock has been very thinly traded and there are many days or weeks that the shares have not traded at all. There is no assurance that any market will exist at the time that a shareholder wishes to sell the shares and there is no assurance that any market will continue.

OUR COMMON STOCK PRICE COULD BE VOLATILE AND MAY NOT APPRECIATE IN VALUE.

The market price of shares of our common stock has fluctuated and is likely to continue to fluctuate significantly. Fluctuations could be rapid and severe and may provide investors little opportunity to react. Factors such as changes in commodity prices, conversion of our preferred shares, results from our operations, and a variety of other factors, many of which are beyond the control of the Company, could cause the market price of our common stock to fluctuate substantially. Also, stock markets in penny stock shares tend to have extreme price and volume volatility. The market prices of shares of many smaller public companies securities are subject to volatility for reasons that frequently unrelated to the actual operating performance, earnings or other recognized measurements of value. This volatility may cause declines including very sudden and sharp declines in the market price of our common stock. We cannot assure investors that the stock price will appreciate in value, that a market will be available to resell your securities or that the shares will retain any value at all.

BECAUSE OUR SHARES ARE DEEMED HIGH RISK "PENNY STOCKS," YOU MAY HAVE DIFFICULTY SELLING THEM IN THE SECONDARY TRADING MARKET.


The Commission has adopted regulations which generally define a "penny stock" to be any equity security that has a market price (as therein defined) less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. Additionally, if the equity security is not registered or authorized on a national securities exchange, the equity security also constitutes a "penny stock." As our common stock falls within the definition of penny stock, these regulations require the delivery, prior to any transaction involving our common stock, of a risk disclosure schedule explaining the penny stock market and the risks associated with it. These regulations generally require broker-dealers who sell penny stocks to persons other than established customers and accredited investors to deliver a disclosure schedule explaining the penny stock market and the risks associated with that market. Disclosure is also required to be made about compensation payable to both the broker-dealer and the registered representative and current quotations for the securities. These regulations also impose various sales practice requirements on broker-dealers. In addition, monthly statements are required to be sent disclosing recent price information for the penny stocks. The ability of broker/dealers to sell our common stock and the ability of shareholders to sell our common stock in the secondary market is limited. As a result, the market liquidity for our common stock is severely and adversely affected. We can provide no assurance that trading in our common stock will not be subject to these or other regulations in the future, which would negatively affect the market for our common stock.


WE MAY INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH U.S. CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.


We expect to incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC. We expect all of these applicable rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.


WE DO NOT FORESEE PAYING CASH DIVIDENDS IN THE FORESEEABLE FUTURE.


We have not paid cash dividends on our stock and we do not plan to pay cash dividends on our stock in the foreseeable future. We intend to retain any earnings to expand our operations and explore additional areas and opportunities in our industry. Therefore an investment in our common stock is not appropriate for investors who require regular and periodic returns on their investments.


MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Forward Looking Statements

We make certain forward-looking statements in this report. Statements that are not historical facts included in this Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ from projected results. Such statements address activities, events or developments that the Company expects, believes, projects, intends or anticipates will or may occur, including such matters as future capital, debt restructuring, pending legal proceedings, business strategies, expansion and growth of the Company's operations, and cash flow. Factors that could cause actual results to differ materially ("Cautionary Disclosures") are described throughout this Form 8-K. Cautionary Disclosures include, among others: general economic conditions in China and elsewhere, the Company's ability to license, extract, refine and sell minerals and precious metals through our intended operations in China, the strength and financial resources of the Company's competitors, environmental and governmental regulation, labor relations, availability and cost of employees, material and equipment, regulatory developments and compliance, fluctuations in currency exchange rates and legal proceedings. Statements concerning our future operations, prospects, strategies, financial condition, future economic performance (including growth and earnings), demand for our services, and other statements of our plans, beliefs, or expectations, including the statements contained under the captions "Risk Factors," "Management's Discussion and Analysis or Plan of Operation," "Description of Business," as well as captions elsewhere in this document, are forward-looking statements. In some cases these statements are identifiable through the use of words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "target," "can,""could," "may," "should," "will," "would," and similar expressions. We intend such forward-looking statements to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and in Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All written and oral forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Disclosures. The Company disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.

The nature of our business makes predicting the future trends of our revenues, expenses, and net income difficult. Thus, our ability to predict results or the actual effect of our future plans or strategies is inherently uncertain. The risks and uncertainties involved in our business could affect the matters referred to in any forward-looking statements and it is possible that our actual results may differ materially from the anticipated results indicated in these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, without limitation, the factors discussed above in the section entitled "Risk Factors" and the following:


   * the effect of political, economic, and market conditions and geopolitical events;

   *     legislative and regulatory changes that affect our business;

   *     the availability of funds and working capital;

   *     the actions and initiatives of current and potential competitors;

   *     investor sentiment; and

   *     our reputation.


We do not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, we do not undertake any responsibility to update you on the occurrence of any unanticipated events which may cause actual results to differ from those expressed or implied by any forward-looking statements.

The following discussion and analysis should be read in conjunction with our consolidated financial statements and the related notes thereto as filed with the SEC and other financial information contained elsewhere in this Form 8-K.


                                   OVERVIEW

We are an exploration stage mining company and we have had no revenues and do not expect revenuesuntil we begin the process of extracting minerals which will not start until 2008, if at all.. We have sustained considerable losses from our exploration and other activities to date.

Effective August 20, 2001, the Company sold its interests in video gaming business for cash and notes receivable. During 2003, the Company sold the notes receivable for cash. As a result, the Company had no on-going operations or revenues. Thereafter the Company was a "shell" as defined by Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act. Its only activity was to explore for acquisition opportunities and the financing required buying and supporting an operating business.

On ________________________, (the "Closing Date") we acquired HONGKONG WAH BON ENTERPRISE LIMITED ("Wah Bon") and its three subsidiaries: SHAANXI TAI PING YANG XIN NENG YUAN DEVELOPMENT COMPANY LIMITED ("Tai Ping Yang "); SHAANXI CHANG JIANG SI YOU NENG YUAN FA ZHANG GU FENG YOU XIANG GONG SI ("Chang Jiang") and DONGFANG MINING COMPANY LIMITED ("Dongfang".) Wah Bon owns 100% of Tai Ping Yang. Tai Ping Yang owns 97.2% of Chang Jiang; and Chang Jiang owns 60% of Dongfang. The minority interests represent the minority shareholders' 2.8% and 41.68% share of the results of Chang Jiang and Dongfang Mining respectively.


We replaced our Board of Directors and officers. A filing on Form 14F was filed with the Securities & Exchange Commission on December 7, 2007. The new directors are all located in China, and the officers of Dongfang are familiar with the mining industry in China. All of our assets are in China.


Our subsidiary, Chang Jiang, had acquired a 60% interest in Dongfang Mining in two separate transactions. On February 5, 2007 we acquired 40% of the net assets of Dongfang Mining for a net cash outlay of $962,481. The acquisition of 40% of Dongfang Mining was accounted for as a purchase under SFAS No. 141, Business Combinations. Accordingly, the 40% of operating results of Dongfang Mining have been included in the consolidated statements of operation and comprehensive income after the effective date of the acquisition of February 5, 2007.

On March 22, 2007, the Company entered into an agreement with a principal stockholder of the Company to exchange the Company's 92.93% interest in Huanghe for 20% equity interest in Dongfang Mining owned by the stockholder. The acquisition of 20% of Dongfang Mining from the related party was accounted for as a purchase under common control. As a result of these transactions we recorded goodwill of $8,514,713 as additional paid - in capital by the Company.

We have land use rights for a 67.82 sq.km parcel in the Jiao Shan Zhai Mining Area, located in Xunyang County in the Shaanxi Province of China. Our land use rights are amortized over fifty years of the term of the leases. The amortization expense for the years ended December 31, 2006 and 2005 was $542,292 and $517,498 respectively. We have performed tests on the site but we have not begun mining activity. We originally planned to construct a theme park business on the parcel but have delayed those plans while we direct our resources on the mining opportunities. Therefore most of our assets are recorded in the theme park segment of financial statements although this is no longer the primary focus of the Company.


From 2003 until the present Dongfang has held licenses for the exploration of minerals and precious metals in the Shaanxi Province of the People's Republic of China. Dongfang Mining was granted an exploration right to the lead, zinc and gold mines located at Gan Gou and Guan Zi Gou, Xunyang County, Shaanxi Province, PRC, on December 31, 2006. The Company engaged Geology and Mineral Bureau of Shaanxi to conduct a preliminary survey which reported preliminary positive findings for gold, lead and zinc deposits in the mines.


                              PLAN OF OPERATIONS


Our efforts over the next twelve months will be directed towards completing the licensure process to begin the extraction operations from the mines and to acquire the equipment and personnel necessary to commence mining operations. We have applied for, but not yet obtained, an additional license that will permit the excavation and extraction of the parcel. We expect to obtain that license in early 2008 and expect to commence extraction operations shortly thereafter.

To date we have financed our activities from loans received from related parties. Until we begin to generate revenues we expect to continue to rely on loans from our directors and related parties. Our directors have indicated that they will continue to make loans for the next twelve (12) months or until the Company begins to generate revenues, whichever first occurs. Other than the oral assurances given by the directors, we have no other sources of capital and there can be no guarantee that the Company will be able to meet its obligations or obtain sufficient capital to complete its plan of operations for the next twelve (12) months.

Our plan for 2008 is to finish reconnaissance and evaluation and begin prospecting the known ore bodies and controlling the trench exploration. We intend to stress deep drilling and tunnel exploration validation. We hope this will allow us to enlarge the ore body scale and prove up the anomalous regions. We expect to accomplish this primarily with drilling and tunnel exploration.

Specific implementation methods are as follows:

   - Enhance the validation of geophysical prospecting abnormities, especially of the I and II class abnormities, make a conclusion on them as soon as possible to provide basis for next work;

   -  Carry  out  geological  investigation  in  adjacent  regions,   with
      attention to the lead & zinc ore bodies;

   - Investigate other etallogenic areas, mainly through surface work, which may be combined with lijmited tunnel exploration and drilling;

   -  Continue construction; and

   - Reach scale production by the end of 2008



We believe we can find adequate skilled mining personnel in the region. We are also exploring possible joint venture or similar arrangements with one of the existing, competitive mining companies that are already operating in the mining area near our parcel. If so, we would reduce our need for the initial expenditures and the delay in commencing mining operations may be shortened.

For the nine month period ended September 30, 2007 we incurred operating losses of $8,627,211 as compared to $777,691 for the same period in 2006. Our total net loss was of $8,627,211 as compared to $1,005,706 for the same period in 2006.


For our exploratory work on the site, we presently have certain equipment on the site which is reflected on our balance sheet at its depreciated value. Depreciation expense for the years ended December 31, 2006 and 2005 was $29,561 and $1,293 respectively.

We also have begun construction of facilities for the mining operations. As of December 31, 2006 and 2005, the Company had firm purchase commitments for capital projects in progress of $267,651 and $0 respectively. We expect to complete construction of these facilities by the end of the 2d quarter of 2008. Our construction in progress expense was $71,404 and $24,773 for the years ended December 31, 2006 and 2005 respectively. We have incurred capital commitments with two contractors for the work in progress of $2,131,330. We have collected deposits from contractors in connection with their bids for work to be performed in the construction which we have recorded as $115, 128 and $0 for the years ended December 31, 2006 and 2005.

Financial Condition

We had total assets of $27,698,032 and $24,531,579 as of December 31, 2006 and December 31, 2005.We had assets of $21,088,989 as of September 30, 2007. Most of this reduction was the result of a

$7,969,967 adjustment for discontinued operations.



These operations consisted of our exchange of our 92.93% interest in Huanghe for an additional 20% interest in Dongfang Mining and were discontinued on March 22, 2007. Since the Huanghe business was unrelated to our current emphasis on the mining industry, we believed this exchange would permit the Company to focus its resources on its mining operations. Since the book value of the 20% of Dongfang Mining that we received in return was negative, the recorded a loss of $7,969,967 on the disposal of the discontinued operations.



The largest part of our assets is the Land Use Rights we hold on the Dongfang parcel. Land use rights were $24,698,032 and $24,896,264 as of December 31, 2006 and December 31, 2005. As of September 30, 2007 the land use rights were $16,383,326. Since the Chinese government owns all of the land in China, we would need government approval to sell or transfer the right. We also recorded goodwill from the acquisition of part of our interest in Dongfang Mining of $8,514,71. Therefore, our assets are extremely illiquid.



As we have had no revenues we have financed our activities from loans received from related parties. The Company owed $1,838,688 and $233,196 to three stockholders as of December 31, 2006 and 2005 respectively for advances. The Company owed $1,982,221 and $347,191 to four related companies as of December 31, 2006 and 2005 respectively. All of these loans have been made on an unsecured basis, repayable on demand and interest free. Imputed interest is charged at 6% per annum on the amount due. As of September 30, 2007 we had a current liability of $1,741,405 due to stockholders and $2,362,861 due to related companies. These liabilities to stockholders and related parties represent over one half of our total liabilities. Demand has not been made for repayment of the principal and we do not have the financial resources to repay these liabilities if demanded. We expect to continue to finance the Company from loans and advances from related parties until we become operational in 2008. We also have current liabilities of $3,142,405 in trade payables and accrued liabilities.

Total imputed interest has been recorded as additional paid-in capital amounted to $92,293 and $26,407 for the year ended December 31, 2006 and 2005, respectively. Total imputed interest recorded as additional paid-in capital amounted to $169,880 for the nine months ended September 30, 2007.

We had cash on hand of $2,065,978 and $123,975 as of December 31, 2006 and December 31, 2005 respectively. As of September 30, 2007 we had cash and cash equivalents of $484,099.

Our mining subsidiaries Chang Jiang and Dongfang are incorporated in the PRC and are therefore subject to PRC income tax. The current applicable tax rate has been 33% and no tax benefit is expected from the tax credits in the future. The income tax expense for the years ended December 31, 2006 and 2005 was $0 and $319 respectively.

Lease

The Company occupied office space consisting of 534 square meters in a commercial office building in Xi'An, PRC under a one year lease. The headquarters are leased from June 1, 2007 to May 31, 2008 at a rental rate of 300,000 RMB.

Critical Accounting Policies

Impairment: We review all assets to be held and used in the Company's business for impairment, whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the assets.

Share-Based Compensation: We record expense for share-based payments to employees, directors and other entities based on the estimated fair value of these awards. We estimate the fair value of stock options using a Black-Scholes model and reasonable assumptions regarding risk-free interest rate, stock price volatility and estimated term of such options. Stock price volatility is determined based on the historical stock price of the Company.

                    NEW FINANCIAL ACCOUNTING PRONOUNCEMENTS


In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123R, "Share-Based Payment" ("SFAS 123R"). SFAS 123R revises FASB Statement No. 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees." SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005. The adoption of SFAS 123R did not have a material impact on the Company's financial statements or results of operations.


SFAS No. 123R permits public companies to adopt its requirements using one of two methods. A "modified prospective" method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123 for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date. A "modified retrospective" method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under SFAS No. 123 for purposes of pro forma disclosures either (a) all prior periods presented or (b) prior interim periods of the year of adoption. The Company has yet to determine which method to use in adopting SFAS 123R.


In November 2004, the FASB issued SFAS No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing" to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year 2006.


In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements or results of operations.


In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year ended December 31, 2006.


In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This Statement amends FASB Statements No. 133, "Accounting for Derivative Instruments and Hedging Activities", and No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets". This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.


                             RESULTS OF OPERATIONS


The Company has had no revenues for the past two years.


                        OFF BALANCE SHEET ARRANGEMENTS


        None.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


        The following table sets forth certain information regarding the beneficial ownership of our common stock, as of the Closing Date, by (i) each person, including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who is known by us to own beneficially 5% or more of our preferred and common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, all persons listed below have sole voting power and investment power with respect to the shares owned by them.


SERIES C PREFERRED STOCK OWNERSHIP

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE
                                        	OF BENEFICIAL OWNERSHIP (2)(3)
------------------------------------		-----------------------
CHEN WEI DONG                           	499,630

(See Footnotes Below.)


VOTING POWER OF SERIES C PREFERRED STOCK OWNERSHIP AND BENEFICIAL OWNERSHIP ASSUMING FULL CONVERSION OF ALL PREFERRED SHARES AND GIVING EFFECT TO A ONE FOR TEN REVERSE STOCK SPLIT (5)

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE
                                        	OF BENEFICIAL OWNERSHIP (2)(3)
------------------------------------		-----------------------
(Class Series C Preferred Stock )
CHEN WEI DONG		                        499,630


(1) The addresses for each beneficial owner is attached. Each of these persons can also be reached through the Company's address which is listed c/o North American Gaming and Entertainment Company, Fifth Floor, High-Tech Mansion, Gaoxin Road, Hi-tech Zone, Xi'an P.R. China. Chen Wei Dong,
     Address: BeitangXi'Ang 11#, Linwei District, Weinan City, Shaanxi, China. Xu Wei Address: Xi'An Ning Zhong Lu 5#, Xi'an, Shaanxi, China Zhang Hong Jun, Address : Duqiao Paichusuo, Xiyi Road, Linwei District, Weinan City, Shaanxi, China. Wang Sheng Li, Address: Yun Yang, Jin Yang Xi'An, Wei Nan City, Shaanxi, China. Li Pin Address: Jie Fang Lu 132#, Wei Nan City, Shaanxi, China Tian Hai Long, Address: Fuqv Xi' Ang Si Zu, Lin Wei District, Wei Nan City, Shaanxi, China.

(2) As used herein, a person is deemed to be the "beneficial owner" of a security if he or she has or shares voting or investment power with respect to such security, or has the right to acquire such ownership within sixty (60) days. As used herein, "voting power" includes the power to vote or to direct the voting of shares, and "investment power" includes the power to dispose or to direct the disposition of shares, irrespective of any economic interest therein.

(3) Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them.

(4) Chen Weidong is the legal and beneficial owner of the Series C Preferred Shares as the sole shareholder of Wah Bon. Subsequent to this transaction and after the filing of an information statement on Form 14-C, it is anticipated that the shares issuable to the Wah Bon shareholder will be exchanged with the shareholders of the subsidiaries. In reliance upon exemptions from registration afforded by Regulation S and equivalent sections under Chinese law.


DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

        The following table sets forth the names and ages of our directors and executive officers and of the positions and offices held with us, and the period during which each served in such positions and offices. Each director and executive officer serves for a term of one (1) year and until his successor is duly elected and qualified.


        The following sets forth information concerning our current Directors, nominees and executive officers, the principal positions held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. We do not have standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.


NAME                 AGE     POSITION                       DATE OF
                                                            INCUMBENCY(1)
-------------	     ---     ----------------------------   --------------

CHEN WEI DONG         38     President,  Chief  Executive
			     Officer, and Chairman of the   February, 2008
                             Board
XU WEI                32     Chief Financial Officer        February, 2008
ZHANG HONG JUN        41     Director                       February, 2008
WANG SHENG LI         41     Director                       February, 2008
LI PING               32     Director                       February, 2008


CHEN WEI DONG - President and Chief Executive Officer

Mr. Chen serves as our President and Chief Executive Officer and as a Director of the Board. Mr. Chen was named as Chairman of Chang Jiang Petroleum in March 2006. Prior to that he was General Manager of Du Kang Trading Company from 2001 to 2006 and was a Bank Director of Branch Bank of China Agriculture Bank from May 1991 to January 2001. He served in the army of the People's Republic of China from October 1985 to March 1990. Mr. Chen studied in Northern West University Management School, majoring in Enterprise Management


XU WEI  -Chief Financial Officer

Ms. Wei was named as CFO of Chang Jiang Petroleum Energy Development Stock Co. Ltd. in March 2006. From 1990 to 1998 she was as deputy section chief of accounting department of Shaanxi Weinan Textile Factory. In 1999 she worked in Shaanxi Hui Huang Construction and Building Material Company as manager of accounting department. From 1990 to 1998 she was named as deputy section chief of the accounting department of Shaanxi Weinan Textile Factory. In 1999 she worked in Shaanxi Hui Huang Construction and Building Material Company as manager of accounting department. She passed the Adult Self Study Examination in Shaanxi Province in 1990 with a major in Accounting.


ZHANG HONG JUN -Director

Mr. Zhang was named to a director of Chang Jiang Petroleum in April 2006. Prior to that, he had been Chairman and CEO of Shaanxi Baishui Dukang Liqour Co. since 2002- 2005 He is the Executive Commissioner of Shaanxi Federation of Industry & commerce, an academician of the China Academy of Management of Science, the Shaanxi Deputy of the National People's Congress, Shaanxi Executive Commissioner of the Political Consultation Committee, the Vice Chairman of Wei Nan Federation of Industry & commerce, the Vice Chairman of Beijing Federation of Shaanxi Commerce and the Chairman of Shaanxi Du Kang Alcohol Co. Ltd. Education.

On 25 April 2007, Mr. Zhang was named as Executive Commissioner of Shaanxi Federation of Industry & commerce, academician of China Academy of Management of Science, Shaanxi Deputy of the NPC, Shaanxi Executive Commissioner of the Political Consultation Committee, Vice Chairman of Wei Nan Federation of Industry & commerce, Vice Chairman of Beijing Federation of Shaanxi Commerce and named as Chairman of Shaanxi Du Kang Alcohol Co. Ltd.

He received his MBA from the China Academy of Management of Science.


WANG SHENG LI- Director

Mr. Wang was named a director of Chang Jiang Petroleum in March 2006. Prior to that, he was the manager of Xi Deng Hui Alcohol Co. Ltd. from 1998 to 2006. He studied in Xi'an Petroleum University Electron Construction School from 1995 to 1998, majoring in computers.


LI  PIN - Director

Mr. Li was named a director of Chang Jiang Petroleum in March 2006. He was an officer of Wei Nan branch company of China Life Insurance Company from 2000 to 2005. Mr. Li studied in the Shaanxi Finance and Economics from 1994 to 1996, majoring in Finance and Economics Management.

TIAN HAI LONG- Director

Mr. Tian was named as director of Chang Jiang Petroleum in March 2006. He was the sales manager of Xi Deng Hui Alcohol Co. Ltd. from 1998 to 2006. He studied in the West Industry University Electronic Information School, majoring in e-commerce.


DIRECTOR INDEPENDENCE


        None of the directors is an independent director as defined in the Nasdaq Marketplace Rules. Currently, we do not have audit, compensation, and/or nominating committees.


                            EXECUTIVE COMPENSATION





No compensation was awarded to, earned  by, or paid to any executive officer or director of the Company during the years 2007, 2006, and 2005.


The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued.



EMPLOYMENT AGREEMENTS


The Company has no employment agreements.






                          DESCRIPTION OF SECURITIES


        The following description is a summary and is qualified in its entirety by the provisions of our Articles of Incorporation and Bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part.


                                 COMMON STOCK

        We are authorized to issue 100,000,000 shares of common stock, with a par value of $.001 per share. As of January 31, 2008 there were 24,216,058shares of common stock issued and outstanding. All shares of common stock outstanding are validly issued, fully paid and non-assessable.
Common Stock. Our Common Shares have a par value of $.001 per share, and have the following rights.

      Liquidation Rights. Upon liquidation or dissolution, each outstanding Common Share will be entitled to share equally in our remaining assets legally available for distribution to shareholders after the payment of all debts and other liabilities.

      Dividend Rights. There are no limitations or restrictions upon the rights of the Board of Directors to declare dividends out of any funds legally available thereof. We have not paid dividends to date and it is not anticipated that any dividends will be paid in the foreseeable future.

      Voting Rights. Holders of Common Shares are entitled to cast one vote for each share held at all shareholders meetings for all purposes.


      Other Rights. Common Shares are not redeemable, have no conversion rights and carry no preemptive or other rights to subscribe to or purchase additional Common Shares in the event of a subsequent offering of our securities.


        Shares of our common stock are not subject to preemptive rights. The holders of shares of common stock shall have no preemptive right to purchase or have offered to them for purchase any of such authorized but unissued shares, or any shares of preferred stock, common stock or other equity


                         CONVERTIBLE PREFERRED STOCK

We are authorized to issue 1,600,000 shares of Class A preferred stock, $3.00 par value, 10% annual cumulative dividend. None is issued and outstanding. The preferred stock is convertible to common stock at a ratio of ten shares of common stock for each share of preferred stock.

We are authorized to issue   10,000,000 shares of  Series  "B" preferred stock,
, $.01 par value, 10% annual cumulative dividend with 8,000,000 shares designated. None is issued and outstanding. No shares issued and outstanding.

We are authorized to issue 500,000 shares of Class C preferred stock, $0.01 par value. Five Hundred Thousand shares are issued and outstanding. Each share of preferred stock is permitted votes equal to 1,218 shares of common stock and each share will be automatically convertedto common stock at a ratio of 1,218 shares of common stock for each share of preferred stock, at such time as the Certificate of Incorporation is amended to authorize sufficient shares of common stock.

All shares of each class of preferred stock shall be of equal rank and shall be identical, except in respect of the matters that may be fixed and determined by our Board of Directors and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. The preferred stock shall have voting rights over the voting rights of common stock as established by the Board of Directors.

         MARKET FOR OUR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board under the trading symbol "NAGM.OB". Consequently, there is currently no established public trading market for the Company's Common Stock. The following table sets forth the range of high and low bid prices as reported by the OTC Bulletin Board for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions


CALENDAR YEARS         BY QUARTER      BID PRICE
--------------         ----------      --------------
                                       HIGH      LOW
                                       -----    -----

2007                   First           0.023  0.08
                       Second          0.023  0.48
                       Third            0.03  0.10


2006                   First           $0.06 $0.03
                       Second           0.04  0.03
                       Third            0.12  0.02
                       Fourth           0.12  0.04



At January 31, 2008 the Company had approximately 3,072 common stockholders of record. However, we believe that there are additional beneficial owners of our common stock who own their shares in "street name."


DIVIDEND POLICY

We have no history of earnings and have not paid any cash dividends since our inception. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. We expect to retain our earnings, if any, to provide funds for the expansion of our business. Future dividend policy will be determined periodically by the Board of Directors based upon conditions then existing, including our working capital needs, earnings and financial condition, capital requirements, and other relevant factors. The Company may not declare or pay dividends on Common Stock if there are accumulated and unpaid dividends on its outstanding Preferred Stock

EQUITY COMPENSATION PLANS

                       (a)             (b)            (c)
Plan Category          Number of       Weighted-      Number of
                       securities      average        securities
                       to be           exercise       remaining for
                       issued          price of       future
                       upon            outstanding    issuance
                       exercise of     options,       under equity
                       outstanding     warrants       compensation
                       options,        and rights.    plans
                       warrants                       (excluding
                       and rights.                    securities
                                                      reflected in
                                                      column (a)


Equity compensation       None            N/A            N/A
plans approved by
security holders
Equity compensation     1,000,000       $ .03125           None
plans not approved      ---------       --------       --------
by security holders
TOTAL                   1,000,000       $ .03125              -
                        =========       ========       ========

RELATED PARTY TRANSACTIONS


        On February 4, 2008, (the "Closing Date") we completed the exchange pursuant to the Agreement. Under the Agreement, the Chang Jiang Shareholders, the CHANG JIANG Shareholders (by WOFE2's shareholders ), shall transfer to NAGM at least 97.2% or above the outstanding shares of CHANG JIANG (by WOFE1 and WOFE2 ), duly endorsed and in good form for transfer. Also at Closing, NAGM shall issue to the transferors 500,000 shares of Series C Convertible Preferred Stock (the "Exchange"). Said shares of Series C Preferred Stock will carry the right to 1,218 votes per share and will be convertible with common stock at a rate sufficient to yield an aggregate of 609 Million pre-split common shares upon conversion, as set forth in the Certificate of Designations. It is the intent of this exchange that CHANG JIANG will have the ability to convert its preferred holdings to at least 96% of the total issued and outstanding common stock, on a fully diluted basis.


TRANSACTIONS WITH PROMOTERS


        See "Recent Sales of Unregistered Securities" below.


                              LEGAL PROCEEDINGS

We  are  not  presently involved in any litigation  that  is  material  to  our business. We are  not  aware of any pending or threatened legal proceedings. In addition, none of our officers,  directors,  promoters  or  control persons has filed or been involved for the past five years:


   - in any bankruptcy petition,
   - in any conviction of a criminal proceeding or involved in a pending criminal proceeding (excluding traffic violations and minor offenses)
   - is subject to any order, judgment or decree enjoining, barring suspending or otherwise limiting their involvement in any type of business, securities, or banking activities,
   - or has been found to have violated a federal or state securities or commodities law.




               CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON


                     ACCOUNTING AND FINANCIAL DISCLOSURE


Previous Principal Independent Accountants


As of the Closing Date we dismissed Sartain Fischbein & Company, CPA as our principal independent accountants, and engaged Jimmy C.H. Cheung & Co. as our new principal independent accountants to perform procedures related to our financial statements for the fiscal year ending December 31, 2007, to be included on our Form 10-KSB under Section 13(a) or 15(d) under the Exchange Act of 1934, as amended, and for the fiscal quarterly reports, beginning with the quarter ending September 30, 2007. As described below, the change in our principal independent accountants was not the result of any disagreement with Sartain Fischbein & Company, CPA. In January 2007, pursuant to approval by management and the Board of Directors, we dismissed Sartain Fischbein & Company, CPA as our principal independent accounting firm. Management and the Board of Directors at that time participated in and approved the decision to change principal independent accounts. Our financial statements for as of December 31, 2006, 2005, 2004 and 2003 were prepared by Sartain Fischbein & Company, CPA.


Sartain Fischbein & Company, CPA's reports on the financial statements did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except that the reports contained an explanatory paragraph indicating that substantial doubt exists about our ability to continue as a going concern.


We have had no disagreements with Sartain Fischbein & Company, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sartain Fischbein & Company, CPA would have caused it to make reference to the subject matter of any such disagreements in their reports on the financial statement for the periods ended December 31, 2006, 2005 and 2004. We requested that Sartain Fischbein & Company, CPA furnish a letter addressed to the Securities and Exchange Commission stating that it is not in a position to agree or disagree with the above statements.


New Principal Independent Accountants


Effective as of the closing date of February 4, 2009, our Board of Directors engaged Jimmy C.H. Cheung & Co. as our new independent registered public accounting firm. The Company had not consulted with Jimmy C.H. Cheung & Co. prior to that time regarding (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on our financial statements, or any written or oral advice that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement.


                   RECENT SALES OF UNREGISTERED SECURITIES


NORTH AMERICAN GAMING AND ENTERTAINMENT COMPANY


On the closing date we issued from original issue 500,000 shares of Series C Convertible Preferred Stock to effect the acquisition of Wah Bon and its subsidiaries (the "Exchange"). The shares of Series C Preferred Stock will carry the right to 1,218 votes per share. The shares were issued to 12 shareholders of Wah Bon, three additional Chinese citizens and three advisers in the United States.

We relied on exemptions provided by Regulation S and Section 4(2) of the Securities Act of 1933, as amended. These shares were issued based on the following facts: (1) the issuances were isolated private transaction which did not involve a public offering; (2) there were only fifteen Chinese offerees all of whom reside outside the United States, (3) the offerees agreed to the imposition of a restrictive legend on the face of the stock certificate representing the shares, to the effect that it will not resell the stock unless its shares are registered or an exemption from registration is available; (4) the offerees were sophisticated investors; (5) there were no subsequent or contemporaneous public offerings of the stock; (6) the stock was not broken down into smaller denominations.

Each of the offerees is acitizen and resident of the People's Republic of China and confirmed to the Company that:

   1. The offerree is not a U.S. person as defined by Regulation S and is not acquiring the shares of common stock for the account or for the benefit of any U.S. person and is not a U.S. person who purchased the common stock in a transaction that did not require registration under the Securities Act of 1933, as amended (the "Act").

   2. The offeree agrees not to resell any of the shares of common stock except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.


   3. The offeree agrees not to engage in hedging transactions with regard to such securities or otherwise pledge, hypothecate or encumber the shares, unless in compliance with the Act.


   4. The offeree consents to the certificate for the shares of common stock to contain a restrictive legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving the shares of common stock may not be conducted unless in compliance with the Act.


   5. The offeree acknowledges that Company has agreed to refuse to register any transfer of the shares of common stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

                  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Company's Articles and Bylaws permit the Company to indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Delaware, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, including an action involving liability under the Securities Act of 1933, as amended, by reason of the fact that he is or was a director or officer of the Company., or served any other enterprise as director, officer or employee at the request the Company. The Board of Directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was an employee of the Company


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by our directors, officers or controlling persons in the successful defense of any action, suit or proceedings, is asserted by such director, officer, or controlling person in connection with any securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.


ITEM  9.01FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired

   1. Unaudited financial statements of HongKong Wah Bon Enterprise Limited and subsidiaries for the nine months ended September 30, 2006 and 2005.

   2. Audited financial statements of HongKong Wah Bon Enterprise Limited and subsidiaries as of December 31, 2006 and 2005.

(c)   Exhibits

CAPTION>

EXHIBIT 	EXHIBIT DESCRIPTION                                           FOOTNOTE
NUMBER                                                                        REFERENCE

3.1.3  Articles of Amendment to Articles of Incorporation                        *

4.1    Certificate of Designation                                                *

10.1   Plan of Exchange dated May 30, 2008 by and among North
       American Gaming and Entertainment Company, and SHAANXI CHAN		(1)
       JIANG SI YOU NENG YUAN FA ZHANG GUFENG  YOU XIAN GONG SI

10.2   Lock Up Agreement among  North American Gaming and Entertainment
       Company,  Steven Case and James Bowyer				         *

10.3   Lock-up Agreement                                                         *

10.4   Mining Exploration Certificate                                            *

10.5   Land Use Right                                                            *

21     Subsidiaries                                                              *



*     Filed herewith.


(1) Incorporated by reference from the Information Statement on Form 14F-1 of North American Gaming and Entertainment Company filed with the Securities and Exchange Commission on October 2, 2006.


                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 4, 2008


   NORTH AMERICAN GAMING AND ENTERTAINMENT COMPANY

   By: /s/ Chen Wei Dong
   ---------------------
   Name: Chen Wei Dong
   Title: President and Chief Executive Officer